Fees Summary	Jul. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,461,688.74
Previously Paid Amount	0.00
Total Fee Amount	4,357.48
Total Offset Amount	0.00
Net Fee	$ 4,357.48